                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 14, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-114235) and related Prospectus of Claymore Securities Defined Portfolios, Series 175.


                                        /s/ Grant Thornton LLP
                                        --------------------------
                                        GRANT THORNTON LLP


Chicago, Illinois
April 14, 2004